Natera, Inc. Q2’2026 Earnings Presentation August 6, 2026

2 Not for reproduction or further distribution. This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage, our product costs and our gross margins, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward- looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future; our quarterly results may fluctuate from period to period; unless otherwise indicated, all financial data for the current and prior quarters are unaudited and subject to adjustment in connection with the completion of our quarterly and annual financial reporting processes; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; our products may not perform as expected; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; we could incur substantial costs and delays complying with governmental regulations; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time- consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera , Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190. Safe-harbor statement

3 Not for reproduction or further distribution. 1. Includes clinical volumes for both Signatera and Latitude. 2. Gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. Q2’26 financial highlights ● >1.04M total tests processed in Q2 2026 vs 853K in Q2 2025; year-over-year growth of >22%. ● ~283K clinical MRD oncology tests in Q2 2026 vs 181K in Q2 2025; year-over-year growth of >56%. ○ Clinical MRD oncology1 units grew ~34K units over Q1 2026, the largest sequential increase to-date. ● Revenue of $753M in Q2 2026 vs $547M in Q2 2025; year-over-year growth of ~38%. ● Gross margin2 of ~65% in Q2 2026 vs 63% in Q2 2025. ● Raising 2026 outlook, $100M increase in revenue at the midpoint.

4 Not for reproduction or further distribution. Volumes continue to ramp 2Q20 760K 853K 1,044K Core Volume Drivers • Continued momentum across products. • Excellent YoY growth performance in women’s health. • Organ health data driving volume ramp. • Significant step up in clinical MRD unit growth. 617K 500K 234K 2Q21 2Q22 2Q23 2Q24 2Q25 2Q26 376K

5 Not for reproduction or further distribution. Clinical MRD¹ volumes: record volume of ~283K units 489K 1Q24 181K 202K 225K 249K • Record sequential growth of ~34K units; largest quarterly increase to date. • Broad-based acceleration across tumor types. • Strong data readouts driving volume growth. 161K 145K 130K 2Q24 4Q24 2Q25 3Q25 4Q25 1Q26 118K 106K 1Q253Q24 Clinical MRD tests processed 1. Includes clinical volumes for both Signatera and Latitude. 283K 2Q26

6 Not for reproduction or further distribution. Revenues continue to ramp: ~38% revenue growth over Q2’25 1. Natera internal data as of 12/31/25. 2. Natera publicly reported data as of 2/26/26. $142M $261M $413M $547M $753M $198M 2Q22 2Q23 2Q242Q21 2Q25 2Q26 Total revenues: YoY Q2 trend• Strong ASP trends across women’s health, organ health, and oncology. • Signatera revenues continue to ramp. ~38% $86M 2Q20

Continued gross margin execution

Gross margins[1,2] at ~65%

- Ex-true ups, ~50 bps sequential increase vs. Q1.
- Large increase in Signatera new patient starts.
- Continued sequential step up in ASPs.
- Efficient Signatera COGS.


Gross margins1,2 y/y trend
63.4%
64.5%
~3% true up benefit
~3% true up benefit
2Q25
2Q26
Non-GAAP Gross margins1,2 ex- true up q/q trend
61.3%
61.8%
1Q26
2Q26

1. Gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues.
2. Non-GAAP gross margin percentage excluding true-ups is computed as follows: GAAP revenues minus change in revenue estimate for tests delivered in prior periods that were fully collected minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues minus change in revenue estimate for tests delivered in prior periods that were fully collected. Change in revenue estimate for tests delivered in prior periods was $45.3M, $61.0M and $52.3M for 2Q25, 1Q26, and 2Q26, respectively.

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natera

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WOMEN'S HEALTH

First validated NIPT with high clinical sensitivity in low fetal fraction cases

Enhanced Panorama: reduces no-call rates by ~80%

Performance enabled by proprietary SNP-informed deep sequencing technology

Prospective, blinded clinical validation study of 3,323 pregnant patients demonstrated high accuracy in low fetal fraction samples (n: 242).

100%

TRISOMY 21 DETECTED
FOR PATIENTS WITH LOW FETAL FRACTION

0.5%

NO CALL RATE

Clear unmet need in NIPT for patients with low fetal fraction

Low fetal fraction → up to **10x higher risk** of aneuploidy.[1,2]

Literature suggests performance challenges with non-SNP methods at low fetal fractions.[3]

Clinical validation data for patients with low fetal fraction has remained a gap until now.

1. Norton et al. Am J Obstet Gynecol. 2023;Sep;229(3):300.e1-300.e9.
2. Norton et al. N Engl J Med. 2015 Apr;372:1589-1597.
3. Wright et al. Ultrasound Obstet Gynecol. 2015 Jan;45(1):48-54.

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natera

Not for reproduction or further distribution.

9 Not for reproduction or further distribution. New medicare surveillance coverage for Prospera ORGAN DRAFT (YR 1-2-3) FINAL (YR 1-2-3) Kidney Heart Lung 4 - 2 - 2 12 - 2 - 2 12 - 2 - 2 6 - 4 - 4 12 - 4 - 4 12 - 4 - 4 Final LCD published for organ rejection. Significant coverage expansion and improvement from initial draft LCD. Major medical societies supported expanded testing: ● American Society of Transplant Surgeons ● American Society of Transplantation ● International Society of Heart & Lung Transplantation ORGAN HEALTH

10 Not for reproduction or further distribution. Recent regulatory milestones for Signatera Driven by years of scientific evidence MAY 2026 1st FDA-approved companion diagnostic in blood-based MRD JUNE 2026 1st PMDA-approved MRD test JULY 2026 1st EU IVDR-certified personalized MRD test for solid tumors U.S: bladder cancer Supported by IMvigor011 Japan: colorectal cancer Supported by GALAXY Europe: >20 cancers and immunotherapy monitoring Supported by extensive clinical evidence ONCOLOGY

Not for reproduction or further distribution. Next PMDA submission underway: Signatera as a companion diagnostic in muscle-invasive bladder cancer ONCOLOGY ● >34K MIBC cases annually in Japan. ● 150 Japanese institutions have used Signatera. ● Submission supported by IMvigor011, which had >20 sites in Japan.

Not for reproduction or further distribution. 12 3rd NCCN guideline update for ctDNA-MRD 1st Category 1 recommendation in bladder cancer Strong support for Signatera-guided adjuvant treatment in muscle-invasive bladder cancer ● The Panel “recommends the consideration of ctDNA-MRD testing as a tool for risk stratification and to determine the use of adjuvant immunotherapy after cystectomy in patients who have not received previous immune checkpoint inhibitor treatment using an FDA-approved, personalized, tumor- informed, multiplex PCR-NGS assay for ctDNA.” ● Follows guideline updates for Merkel Cell carcinoma and diffuse large B-cell lymphoma. ONCOLOGY

13 Not for reproduction or further distribution. Extensive evidence pipeline Source: internal estimates based on current signings YTD and actual/projected read-outs. ONCOLOGY 2019 10 20 30 40 50 Year N u m b er o f p ro sp ec ti ve s tu d ie s Signed/initiated (cumulative, through 2H 2026) Read out (cumulative, actual/expected) 2021 2022 20242023 2025 70 60 90 2020 Projected 1H 2026 2027 2028

ONCOLOGY

SIGNAL-ER 101: MRD-guided therapy in breast cancer

- Vast majority of patients with early-stage HR+/HER2- breast cancer may be overtreated with CDK 4/6 inhibition.
- >60% of patients experience serious adverse events from CDK 4/6i.
- U.S. retail costs for a full course of treatment can cost >$400K.


Stage II HR+/HER2- Breast Cancer
Surgery
MRD+
Endocrine Therapy + CDK 4/6i
If MRD- patients turn positive at anytime, treatment will be escalated to CDK 4/6i
MRD-
SOC Endocrine Therapy
Signatera: every 3 mos until 48 mos

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Not for reproduction or further distribution.

15 Not for reproduction or further distribution. ONCOLOGY ~24K Patients enrolled to date Continued progress in early cancer detection PROCEED-CRC demonstrated excellent performance. ● Advanced adenoma detection: 22.5% sensitivity, 91.5% specificity. ● Underscores strength of Natera’s technology. FIND-CRC enrollment completion on track for Q3. ● Targeting 25-40K average-risk adults; 70 CRC cases, ~1,400 AA cases. 2027: read-out of FIND and submission to FDA.

16 Not for reproduction or further distribution. FY26 Q2 financial overview 1. Natera internal data as of 12/31/25. 2. Natera publicly reported data as of 2/26/26.1. Gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. 2. Cash also includes cash equivalents and restricted cash. ($ in millions, except for per share data) Balance sheet Jun 30, 2026 Dec 31, 2025 Change Cash2 $1,091.5 $1,076.1 $15.4 UBS line of credit $80.3 $80.3 $ — FY26 Q2 FY25 Q2 Change Y/Y Total revenues $752.8 $546.6 $206.2 Gross margin %1 64.5% 63.4% 110 bps R&D $228.1 $146.4 $81.6 SG&A $327.2 $310.5 $16.7 Net loss per diluted share ($0.47) ($0.74) $0.27

17 Not for reproduction or further distribution. R&D growth focused on future products Key R&D initiatives • Large increase in ECD to support FIND trial and ECD assay development. • Significant step up in clinical trial spend focused on Signatera. • Continued focus on new product development, COGS reduction efforts. 2025 2026 Year on year R&D expense Foresight Early Cancer Detection Clinical Trials (Non-ECD) Product Support New product development COGS reduction efforts $626M $800M - $900M

18 Not for reproduction or further distribution. Raising 2026 annual revenue guidance 1. Natera internal data as of 12/31/25. 2. 1. Gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and other revenues divided by GAAP revenues. ported data as of 2/26/26. Guide ($ millions) Q1 Guide Current Key drivers Revenue $2,740–$2,820 $2,850 - $2,910 Continued volume growth, conservative ASPs, strong oncology contribution Gross margin %1 64%–66% 64%–66% Building on 1H progress for the balance of the year SG&A $1,125–$1,225 $1,125–$1,225 Holding guide constant; commercial investments scaling efficiently R&D $800–$900 $800–$900 Holding guide; FIND enrollment complete, focused on MRD trials Cash flow Positive Positive Doubling down on investments while remaining cash flow positive

The tests described have been developed and their performance characteristics determined by the CLIA-certified laboratory performing the test. The tests have not been cleared or approved by the US Food and Drug Administration (FDA). Although FDA is exercising enforcement discretion of premarket review and other FDA legal requirements for laboratory-developed tests in the US, certification of the laboratory is required under CLIA to ensure the quality and validity of the tests. CAP accredited, ISO 13485 certified, and CLIA certified. © 2026 Natera, Inc. All Rights Reserved.